UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

XTERA COMMUNICATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37617	38-3394611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Bethany Drive, Suite 100 Allen, Texas		75013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 649-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Pacific Western Bank

Xtera Communications, Inc. (the “Company”) and its subsidiaries party to the Credit Agreement (as defined below), Azea Networks, Inc., Neovus, Inc. and Xtera Asia Holdings, LLC (collectively, the “Borrowers”), entered into a Limited Waiver and Seventh Amendment to Loan Agreement (the “PWB Amendment”), dated August 31, 2016, by and among the Borrowers and Pacific Western Bank (as successor in interest by merger to Square 1 Bank) which amends the Loan and Security Agreement (as amended, the “Credit Agreement”) dated January 16, 2015.

The PWB Amendment, among other things:

•	waives an event of default by the Company;
•	provides that Pacific Western Bank shall not make any further loans to the Borrows;
•	allocates the application and payment of proceeds received after the date of the PWB Amendment;
•	modifies the date by which the Company must deliver documentation relating to a fundraising alternative;
•	requires Borrow to deliver a budget setting forth certain expenses;
•	modifies the definition of “Permitted Indebtedness” to allow indebtedness in an aggregate amount of $1,500,000; and
•	modifies the maturity date of the Credit Agreement to October 1, 2016.

Except as modified by the PWB Amendment, the remaining terms of the Credit Agreement remain in full force and effect.  The PWB Amendment is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the PWB Amendment is a summary and is qualified in its entirety by the terms of the PWB Amendment.

Horizon

The Company also entered into a Limited Waiver and Eleventh Amendment to Venture Loan and Security Agreement (the “Horizon Amendment”), dated August 31, 2016, by and between the Company and Horizon Technology Finance Corporation (as amended, the “Loan Agreement”), dated May 10, 2011. The Horizon Amendment, among other things:

•	waives any cross-default under the Loan Agreement;
•	modifies the date by which the Company must deliver documentation relating to a fundraising alternative;
•	modifies the definition of “Permitted Indebtedness” to allow indebtedness in an aggregate amount of $1,500,000; and
•	modifies the maturity date of the Loan Agreement and related promissory notes thereunder to October 1, 2016.

Except as modified by the Horizon Amendment, the remaining terms of the Loan Agreement remain in full force and effect.  The Horizon Amendment is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Horizon Amendment is a summary and is qualified in its entirety by the terms of the Horizon Amendment.

The Company continues to pursue a variety of strategic initiatives to address its liquidity needs, including the sale of all or a portion of its business, certain financing activities as well as restructuring alternatives. There can be no assurance that the Company will successfully be able to resolve its current liquidity situation.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

Exhibit 10.1	Limited Waiver and Seventh Amendment to Loan Agreement dated August 31, 2016 by and among Pacific Western Bank, the Company, Azea Networks, Inc., Neovus, Inc. and Xtera Asia Holdings, LLC.
Exhibit 10.2	Limited Waiver and Eleventh Amendment of Venture Loan and Security Agreement, dated August 31, 2016, by and between the Company and Horizon Technology Finance Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XTERA COMMUNICATIONS, INC.

Date: September 7, 2016	By:	/s/ Joseph R. Chinnici
Joseph R. Chinnici
Chief Financial Officer and Secretary